UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12

CLEAN EARTH ACQUISITIONS CORP.
(Name of Registrant as Specified In Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 14, 2023

CLEAN EARTH ACQUISITIONS CORP.

(Exact name of registrant as specified in its charter)

Delaware	000-1883984	87-1431377
(State or other jurisdiction of incorporation)	(Commission File .Number)	(IRS Employer Identification No.)

12600 Hill Country Blvd., Building R, Suite 275

Bee Cave, Texas 78738

(Address of principal executive offices, including zip code)

(800) 508-1531

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value per share, one right, and one-half of one redeemable warrant	CLINU	The Nasdaq Stock Market LLC

Class A common stock included as part of the units, par value $0.0001 per share	CLIN	The Nasdaq Stock Market LLC

Rights included as part of the units to acquire one-tenth (1/10) of one share of Class A common stock	CLINR	The Nasdaq Stock Market LLC

Warrants included as part of the units, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	CLINW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01. Regulation FD Disclosure

As previously announced, on October 12, 2022, Clean Earth Acquisitions Corp., a Delaware corporation (the “Company”) and Alternus Energy Group Plc, a public limited company incorporated under the laws of Ireland (“Alternus”) entered into a business combination agreement (as amended by that certain First Amendment to the Business Combination Agreement, dated as of April 12, 2023, the “Business Combination Agreement”) by and among the Company, Alternus and the Clean Earth Acquisitions Sponsor LLC, which will result in Alternus becoming a publicly traded company on the Nasdaq Stock Market.

On November 14, 2023, the Company issued a press release announcing the filing of a definitive proxy statement with the U.S. Securities and Exchange Commission (the “SEC”) on November 13, 2023, in connection with a special meeting of the Company’s stockholders to be held on December 4, 2023 to consider and vote on, among other proposals, a proposal to approve and adopt the Business Combination Agreement (the “Proxy Statement”). A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Additionally, on November 14, 2023, Alternus issued a press release announcing the Company’s filing, on November 13, 2023, of the Proxy Statement with the SEC. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

The information in this Item 7.01 and Exhibits 99.1 and 99.2 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Title
99.1	Press release, dated November 14, 2023
99.2	Press release, dated November 14, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Clean Earth Acquisitions Corp.

	By:	/s/ Aaron T. Ratner
		Name:	Aaron T. Ratner
		Title:	Chief Executive Officer

Dated: November 14, 2023

Exhibit 99.1

Clean Earth Acquisitions Corp. Announces Filing of Definitive Proxy Statement and Special Meeting Date in Connection with Proposed Business Combination with Alternus Energy Group Plc

Austin, Texas, USA - November 14, 2023 Clean Earth Acquisitions Corp. (“Clean Earth”) (NASDAQ: CLIN), a publicly traded special purpose acquisition company that has agreed to merge with Alternus Energy Group plc (“Alternus”) (OSE: ALT), today announced that on November 13, 2023, it filed a definitive proxy statement (the “Proxy Statement”) with the U.S. Securities and Exchange Commission (“SEC”) and announced the date for Clean Earth’s Special Meeting of Stockholders (the “Special Meeting”) to, among other things, approve the previously announced proposed business combination (the “Business Combination”) with Alternus, a Transatlantic clean energy independent power producer (IPP).

Clean Earth will hold the Special Meeting on December 4th, 2023 at 10:00 AM EST virtually via live webcast at https://web.lumiagm.com/290463470 (passcode “cleanearth2023”). Clean Earth stockholders of record as of the close of business on November 8th, 2023 (the “Record Date”) are entitled to receive notice of, attend and vote at the Special Meeting.

Before making any voting or investment decision, investors and security holders of Clean Earth are urged to carefully read the entire Proxy Statement and other documents filed in connection with the Business Combination with the SEC, as they contain important information about the proposed transaction and the related stockholder proposals.

CEO Comments

Vincent Browne, CEO of Alternus, commented, “Today's announcement represents significant progress in our mission to create a lasting impact in our industry. As we prepare to merge with Clean Earth, which will open opportunities to access capital to help accelerate our growth, we are filled with a sense of purpose and anticipation. I want to express my appreciation to our team for their tireless effort, and to our future partners for their trust and collaboration.”

“This filing is a key milestone in completing the Business Combination with Alternus,” stated Aaron Ratner, CEO of Clean Earth. “We could not have made this progress without the support of our stockholders, whose patience was critical as we navigated a complex process. As we contemplate the outlook for renewable energy and Alternus’ leading position, we are firmly convinced that completing this deal is in the best interests of our stockholders.”

Business Combination Agreement

On October 12, 2022, Clean Earth entered into a definitive business combination agreement (as amended on April 12, 2023) with Alternus and Clean Earth Acquisitions Sponsor LLC, which, upon stockholder approval, will result in Alternus becoming a publicly traded company. Upon closing of the transaction, which is expected to occur shortly after the Special Meeting, and subject to the terms of the business combination agreement, Clean Earth will be renamed “Alternus Clean Energy Inc.” An application for listing on the Nasdaq Capital Market of the combined company’s common stock and warrants under the new ticker symbols “ALCE” and

“ALCEW,” respectively, is expected to be effective upon consummation of the Business Combination.

About Alternus Energy Group Plc

Alternus is a transatlantic clean energy independent power producer (IPP). Headquartered in Ireland, Alternus currently develops, installs, owns, and operates utility scale solar parks in Europe and the U.S. Alternus’ highly motivated and dynamic team has achieved rapid growth in recent years. Building on this, our goal is to reach 3GW of operating projects by the end of 2026 through continued organic development activities and targeted strategic opportunities. Our vision is to become a leading provider of 24/7 clean energy delivering a sustainable future of renewable power with people and planet in harmony. For more information visit www.alternusenergy.com.

About Clean Earth Acquisitions Corp.

Clean Earth Acquisitions Corp. is a blank check company formed for the purpose of effecting a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities, focused on identifying and developing a strategic partnership with a business that participates in the global energy transition ecosystem that is facilitating the way that energy is produced, stored, transmitted, distributed, and consumed, all while reducing or mitigating greenhouse gas emissions. For more information visit www.cleanearthacquisitions.com.

Forward-Looking Statements

Certain statements included in this notice that are not historical facts are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements are sometimes accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding Alternus’ growth, prospects and the market for solar parks and other renewable power sources. These statements are based on various assumptions, whether or not identified in this notice, and on the current expectations of the respective management teams of Alternus and Clean Earth and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as and must not be relied on by an investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Alternus and Clean Earth.

These forward-looking statements are subject to a number of risks and uncertainties, including: the impact of reduction, modification or elimination of government subsidies and economic incentives (including, but not limited to, with respect to solar parks); the impact of decreases in spot market prices for electricity; dependence on acquisitions for growth in Alternus’ business; inherent risks relating to acquisitions and Alternus’ ability to manage its growth and changing business; risks relating to developing and managing renewable solar projects; risks relating to photovoltaic plant quality and performance; risks relating to planning permissions for solar parks and government regulation; Alternus’ need for significant financial resources (including, but not limited to, for growth in its business); the need for financing in order to maintain future profitability; the lack of any assurance or guarantee that Alternus can raise capital or meet its funding needs; Alternus’ limited operating history; risks relating to operating internationally, include currency risks and legal, compliance and execution risks of operating internationally; the potential inability of the parties to successfully or timely consummate the proposed business combination; the risk that any regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed business combination; the approval of the stockholders of Clean Earth is not obtained; the risk of failure to realize the anticipated benefits of the proposed business combination; the amount of redemption requests made by Clean Earth’s stockholders exceeds expectations or current market norms; the ability of Alternus or the combined company to obtain equity or other financing in connection with the proposed business combination or in the future; the outcome of any potential litigation, government and regulatory proceedings, investigations and inquiries; the risk that the proposed business combination disrupts current plans and operations as a result of the announcement and consummation of the Transaction; costs related to the proposed business combination; the impact of the global COVID-19 pandemic; the effects of inflation and changes in interest rates; an economic slowdown, recession or contraction of the global economy; a financial or liquidity crisis; geopolitical factors, including, but not limited to, the Russian invasion of Ukraine; global supply chain concerns; the status of debt and equity markets (including, market volatility and uncertainty); and other risks and uncertainties, including those risks to be included under the heading “Risk Factors” in the Proxy Statement and also those included under the heading “Risk Factors” in Clean Earth’s final prospectus relating to its initial public offering dated February 23, 2022 and other factors identified in Clean Earth’s prior and future filings with the SEC, available at www.sec.gov.

If any of these risks materialize or Clean Earth’s and Alternus’ assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither Clean Earth nor Alternus presently know, or that neither Clean Earth nor Alternus currently believe are immaterial, that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Clean Earth’s and Alternus’ expectations, plans or forecasts of future events and views as of the date of this notice. Clean Earth and Alternus anticipate that subsequent events and developments will cause Clean Earth’s and Alternus’ assessments to change. However, while Clean Earth and Alternus may elect to update these forward-looking statements at some point in the future, Clean Earth and Alternus specifically disclaim any obligation to do so. Neither Clean Earth nor Alternus anticipate that subsequent events and developments will cause Clean Earth’s and Alternus’ assessments to change. However, while Clean Earth and Alternus may elect to update these forward-looking statements at some point in the future, Clean Earth and Alternus specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing Clean Earth’s or Alternus’ assessments of any date subsequent to the date of this notice. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Additional Information About the Business Combination and Where to Find It

In connection with the Business Combination, on November 13, 2023, Clean Earth filed a definitive Proxy Statement with the SEC relating to the Business Combination. Clean Earth has mailed or will mail the Proxy Statement and other relevant documents to its stockholders as of the Record Date for voting on the Business Combination. This communication does not contain all the information that should be considered concerning the Business Combination and is not intended to form the basis of any investment decision or any other decision in respect of transactions contemplated by the business combination agreement. Clean Earth stockholders and other interested persons are advised to read the Proxy Statement and other documents filed in connection with the Business Combination, as these materials contain important information about Clean Earth, Alternus and the Business Combination. Clean Earth stockholders are able to obtain copies of the Proxy Statement, and other documents filed with the SEC, once available, without charge at the SEC’s website at www.sec.gov, or by directing a request to: Clean Earth Acquisitions Corp., 12600 Hill Country Blvd, Building R, Suite 275, Bee Cave, Texas 78738, Attention: Martha Ross, CFO & COO, telephone: (800) 508-1531. The information contained on, or that may be accessed through, the websites referenced in this communication is not incorporated by reference into, and is not a part of, this communication. Before making any voting or investment decision, investors and security holders of Clean Earth are urged to carefully read the entire Proxy Statement and other documents filed in connection with the Business Combination with the SEC, because they contain important information about the proposed transaction and the related stockholder proposals.

Participants in the Solicitation

Clean Earth, Alternus and their respective directors and executive officers may be deemed participants in the solicitation of proxies from Clean Earth’s stockholders in connection with the Business Combination. Information regarding the directors and executive officers of Clean Earth and their ownership of Clean Earth common stock is set forth in Clean Earth’s final prospectus filed with the SEC on November 19, 2021, in connection with Clean Earth’s initial public offering. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to Clean Earth’s stockholders in connection with the Business Combination will be s included in the proxy statement that Clean Earth intends to file with the SEC. Additional information regarding the interests of participants in the solicitation of proxies in connection with the Business Combination will be included in the proxy statement that Clean Earth intends to file with the SEC. You may obtain free copies of these documents as described above.

No Offer or Solicitation

This communication is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination and shall not constitute an offer to sell or a solicitation of an offer to buy any securities nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act.

Alternus Investor Contact:

Investor Relations

ir@alternusenergy.com

Tel:+1-913-815-1557

Clean Earth Investor Contact:

Matthew Devereaux

Clean Earth Acquisitions Corp.

inbound@cleanearthacquisitions.com

Tel: +1-800-508-1531

Exhibit 99.2

Alternus Energy Group Plc Announces Clean Earth Acquisitions Corp.’s Filing of Definitive Proxy Statement and Special Meeting Date in Connection with Proposed Business Combination

Dublin, Ireland - November 14, 2023 Alternus Energy Group plc (“Alternus”) (OSE: ALT), today announced that Clean Earth Acquisitions Corp. has filed a definitive proxy statement (the “Proxy Statement”) with the U.S. Securities and Exchange Commission (“SEC”) and announced the date for Clean Earth’s Special Meeting of Stockholders (the “Special Meeting”) to, among other things, approve the previously announced proposed business combination (the “Business Combination”) with Alternus.

Clean Earth will hold the Special Meeting on December 4th, 2023 at 10:00 AM EST virtually via live webcast at https://web.lumiagm.com/290463470 (passcode “cleanearth2023”). Clean Earth stockholders of record as of the close of business on November 8th, 2023 (the “Record Date”) are entitled to receive notice of, attend and vote at the Special Meeting.

Investors and shareholders of Alternus are urged to read the entire Proxy Statement and other documents filed in connection with the Business Combination with the SEC, as they contain important information about the proposed transaction.

CEO Comments

Vincent Browne, CEO of Alternus, commented, “Today's announcement represents significant progress in our mission to create a lasting impact in our industry. As we prepare to merge with Clean Earth, which will open opportunities to access capital to help accelerate our growth, we are filled with a sense of purpose and anticipation. I want to express my appreciation to our team for their tireless effort, and to our future partners for their trust and collaboration.”

“This filing is a key milestone in completing the Business Combination with Alternus,” stated Aaron Ratner, CEO of Clean Earth. “We could not have made this progress without the support of our stockholders, whose patience was critical as we navigated a complex process. As we contemplate the outlook for renewable energy and Alternus’ leading position, we are firmly convinced that completing this deal is in the best interests of our stockholders.”

Business Combination Agreement

On October 12, 2022, Clean Earth entered into a definitive business combination agreement (as amended on April 12, 2023) with Alternus and Clean Earth Acquisitions Sponsor LLC, which, upon stockholder approval, will result in Alternus becoming a publicly traded company. Upon closing of the transaction, which is expected to occur shortly after the Special Meeting, and subject to the terms of the business combination agreement, Clean Earth will be renamed “Alternus Clean Energy Inc.” An application for listing on the Nasdaq Capital Market of the combined company’s common stock and warrants under the new ticker symbols “ALCE” and “ALCEW,” respectively, is expected to be effective upon consummation of the Business Combination.

About Alternus Energy Group Plc

Alternus is a transatlantic clean energy independent power producer (IPP). Headquartered in Ireland, we currently develop, install, own, and operate utility scale solar parks in Europe and the U.S. Our highly motivated and dynamic team at Alternus have achieved rapid growth in recent years. Building on this, our goal is to reach 3GW of operating projects by the end of 2026 through continued organic development activities and targeted strategic opportunities. Our vision is to become a leading provider of 24/7 clean energy delivering a sustainable future of renewable power with people and planet in harmony. For more information visit www.alternusenergy.com.

About Clean Earth Acquisitions Corp.

Clean Earth Acquisitions Corp. is a blank check company formed for the purpose of effecting a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities, focused on identifying and developing a strategic partnership with a business that participates in the global energy transition ecosystem that is facilitating the way that energy is produced, stored, transmitted, distributed, and consumed, all while reducing or mitigating greenhouse gas emissions. For more information visit www.cleanearthacquisitions.com.

Forward-Looking Statements

Certain statements included in this notice that are not historical facts are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements are sometimes accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding Alternus’ growth, prospects and the market for solar parks and other renewable power sources. These statements are based on various assumptions, whether or not identified in this notice, and on the current expectations of the respective management teams of Alternus and Clean Earth and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as and must not be relied on by an investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Alternus and Clean Earth.

These forward-looking statements are subject to a number of risks and uncertainties, including: the impact of reduction, modification or elimination of government subsidies and economic incentives (including, but not limited to, with respect to solar parks); the impact of decreases in spot market prices for electricity; dependence on acquisitions for growth in Alternus’ business; inherent risks relating to acquisitions and Alternus’ ability to manage its growth and changing business; risks relating to developing and managing renewable solar projects; risks relating to photovoltaic plant quality and performance; risks relating to planning permissions for solar parks and government regulation; Alternus’ need for significant financial resources (including, but not limited to, for growth in its business); the need for financing in order to maintain future profitability; the lack of any assurance or guarantee that Alternus can raise capital or meet its funding needs; Alternus’ limited operating history; risks relating to operating internationally, include currency risks and legal, compliance and execution risks of operating internationally; the potential inability of the parties to successfully or timely consummate the proposed business combination; the risk that any regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed business combination; the approval of the stockholders of Clean Earth is not obtained; the risk of failure to realize the anticipated benefits of the proposed business combination; the amount of redemption requests made by Clean Earth’s stockholders exceeds expectations or current market norms; the ability of Alternus or the combined company to obtain equity or other financing in connection with the proposed business combination or in the future; the outcome of any potential litigation, government and regulatory proceedings, investigations and inquiries; the risk that the proposed business combination disrupts current plans and operations as a result of the announcement and consummation of the Transaction; costs related to the proposed business combination; the impact of the global COVID-19 pandemic; the effects of inflation and changes in interest rates; an economic slowdown, recession or contraction of the global economy; a financial or liquidity crisis; geopolitical factors, including, but not limited to, the Russian invasion of Ukraine; global supply chain concerns; the status of debt and equity markets (including, market volatility and uncertainty); and other risks and uncertainties, including those risks to be included under the heading “Risk Factors” in the Proxy Statement and also those included under the heading “Risk Factors” in Clean Earth’s final prospectus relating to its initial public offering dated February 23, 2022 and other factors identified in Clean Earth’s prior and future filings with the SEC, available at www.sec.gov.

If any of these risks materialize or Clean Earth’s and Alternus’ assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither Clean Earth nor Alternus presently know, or that neither Clean Earth nor Alternus currently believe are immaterial, that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Clean Earth’s and Alternus’ expectations, plans or forecasts of future events and views as of the date of this notice. Clean Earth and Alternus anticipate that subsequent events and developments will cause Clean Earth’s and Alternus’ assessments to change. However, while Clean Earth and Alternus may elect to update these forward-looking statements at some point in the future, Clean Earth and Alternus specifically disclaim any obligation to do so. Neither Clean Earth nor Alternus anticipate that subsequent events and developments will cause Clean Earth’s and Alternus’ assessments to change. However, while Clean Earth and Alternus may elect to update these forward-looking statements at some point in the future, Clean Earth and Alternus specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing Clean Earth’s or Alternus’ assessments of any date subsequent to the date of this notice. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Additional Information About the Business Combination and Where to Find It

In connection with the Business Combination, on November 13, 2023, Clean Earth filed a definitive Proxy Statement with the SEC relating to the Business Combination. Clean Earth has mailed or will mail the Proxy Statement and other relevant documents to its stockholders as of the Record Date for voting on the Business Combination. This communication does not contain all the information that should be considered concerning the Business Combination and is not intended to form the basis of any investment decision or any other decision in respect of transactions contemplated by the business combination agreement. Clean Earth stockholders and other interested persons are advised to read the Proxy Statement and other documents filed in connection with the Business Combination, as these materials contain important information about Clean Earth, Alternus and the Business Combination. Clean Earth stockholders are able to obtain copies of the Proxy Statement, and other documents filed with the SEC, once available, without charge at the SEC’s website at www.sec.gov, or by directing a request to: Clean Earth Acquisitions Corp., 12600 Hill Country Blvd, Building R, Suite 275, Bee Cave, Texas 78738, Attention: Martha Ross, CFO & COO, telephone: (800) 508-1531. The information contained on, or that may be accessed through, the websites referenced in this communication is not incorporated by reference into, and is not a part of, this communication. Before making any voting or investment decision, investors and security holders of Clean Earth are urged to carefully read the entire Proxy Statement and other documents filed in connection with the Business Combination with the SEC, because they contain important information about the proposed transaction and the related stockholder proposals.

Participants in the Solicitation

Clean Earth, Alternus and their respective directors and executive officers may be deemed participants in the solicitation of proxies from Clean Earth’s stockholders in connection with the Business Combination. Information regarding the directors and executive officers of Clean Earth and their ownership of Clean Earth common stock is set forth in Clean Earth’s final prospectus filed with the SEC on November 19, 2021, in connection with Clean Earth’s initial public offering. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to Clean Earth’s stockholders in connection with the Business Combination will be s included in the proxy statement that Clean Earth intends to file with the SEC. Additional information regarding the interests of participants in the solicitation of proxies in connection with the Business Combination will be included in the proxy statement that Clean Earth intends to file with the SEC. You may obtain free copies of these documents as described above.

No Offer or Solicitation

This communication is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination and shall not constitute an offer to sell or a solicitation of an offer to buy any securities nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act.

Alternus Investor Contact:

Investor Relations

ir@alternusenergy.com

Tel:+1-913-815-1557

Clean Earth Investor Contact:

Matthew Devereaux

Clean Earth Acquisitions Corp.

inbound@cleanearthacquisitions.com

Tel: +1-800-508-1531